UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT II), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on August 24, 2015 to provide the financial information required by Item 9.01 relating to our acquisition of an office building located in Burlington, Massachusetts, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Page
Overview	3

Independent Auditors’ Report	4

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2015 (Unaudited) and the Year Ended December 31, 2014	5

Notes to the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2015 (Unaudited) and the Year Ended December 31, 2014	6

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2015	8

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2015	9

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2014	10

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	11

(c) Shell Company Transactions
None

(d) Exhibits
None

Overview
On August 18, 2015, we acquired an office building totaling 280,560 square feet located in Burlington, Massachusetts (“OFC Burlington MA (Phase 2), LLC” or the “Property”). The Property was constructed in 2014 and is 100% leased to Keurig Green Mountain, Inc. under a lease that commenced on June 30, 2014.
The purchase price of the Property was $119.8 million, exclusive of closing costs. The acquisition was funded with proceeds from our ongoing public offering of common stock and borrowings from our secured revolving credit facility with JPMorgan Chase Bank, N.A. as administrative agent, as described in the Company’s Current Report on Form 8-K and Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on December 18, 2014 and August 14, 2015, respectively (the “Amended Credit Facility”).
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price to be paid for the Property, we considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. We do not currently have plans to incur any significant costs to renovate, improve or develop the Property, and we believe that the Property is adequately insured.
After reasonable inquiry, we are not aware of any material factors relating to the Property, other than the factors disclosed herein, that would cause the reported financial information not to be indicative of future operating results.

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
Cole Office & Industrial REIT (CCIT II), Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of OFC Burlington MA (Phase 2), LLC (the “Property”) for the year ended December 31, 2014, and the related notes (the “Historical Summary”).
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Cole Office & Industrial REIT (CCIT II), Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
October 13, 2015

OFC BURLINGTON MA (PHASE 2), LLC
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2015 (Unaudited) and the
Year Ended December 31, 2014
(in thousands)

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Revenues:
Rental revenue	$4,254	$4,312
Reimbursement revenue	244	244
Total revenues	4,498	4,556

Certain operating expenses:
Real estate taxes	210	210
Insurance and other expenses	34	34
Total certain operating expenses	244	244
Revenues in excess of certain operating expenses	$4,254	$4,312

See accompanying notes to statements of revenues and certain operating expenses.

OFC BURLINGTON MA (PHASE 2), LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2015 (Unaudited) and
the Year Ended December 31, 2014

NOTE 1 – BASIS OF PRESENTATION
On August 18, 2015, Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”) acquired an office building totaling 280,560 square feet located in Burlington, Massachusetts (“OFC Burlington MA (Phase 2), LLC” or the “Property”). The Property was constructed in 2014 and is 100% leased to Keurig Green Mountain, Inc. under a lease that commenced on June 30, 2014.
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Company, and with the provisions of Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of management fees, interest expense, and depreciation and amortization. The Historical Summary for the year ended December 31, 2014 reflects operations from the lease start date of June 30, 2014.
The Historical Summary for the six months ended June 30, 2015 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of normal and recurring nature, necessary for a fair and consistent presentation of the Property’s results of operations. The results of operations for the unaudited interim period presented are not necessarily indicative of full year results of operations.
In the preparation of the accompanying Historical Summary, subsequent events were evaluated through October 13, 2015, the date the report including the Historical Summary was issued.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The tenant lease in place for the Property is accounted for as an operating lease, and minimum rental income is recognized on a straight-line basis over the remaining term of the lease. As such, we recognized minimum rental income on a straight-line basis for the six months ended June 30, 2015 and the year ended December 31, 2014. Expected reimbursements for recoverable real estate taxes and operating expenses are included in reimbursement revenue in the period when such costs are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

OFC BURLINGTON MA (PHASE 2), LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (continued)
For the Six Months Ended June 30, 2015 (Unaudited) and
the Year Ended December 31, 2014

NOTE 3 – LEASE
The lease has a remaining term of approximately 14 years (expiring November 14, 2029), and provides for periodic fixed increases in base rent. Revenue is recognized on a straight-line basis over the term of the lease. The annual minimum future rental income on the non-cancelable operating lease for the remainder of 2015 through the initial lease expiration date of November 14, 2029 is as follows (in thousands):

Year Ending December 31,	Amount
July 1, 2015 - December 31, 2015	$4,289
2016	8,508
2017	8,508
2018	8,508
2019	8,508
Thereafter	83,986
Total	$122,307

The minimum future rental income is exclusive of rental income for the four, five-year renewal options included in the lease.
NOTE 4 – TENANT CONCENTRATION
For the six months ended June 30, 2015 and the year ended December 31, 2014, Keurig Green Mountain, Inc. accounted for 100% of the annual rental revenue for the Property. If the tenant were to default on its lease, future revenues of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company is not aware of any pending legal proceedings for which it is reasonably possible the outcome will have a material effect on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim. The Company is not aware of any other environmental matters which it believes are reasonably likely to have a material effect on the Property’s results of operations.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
As of June 30, 2015
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Company had acquired the Property on June 30, 2015.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the three and six months ended June 30, 2015, as presented in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the Company’s actual financial position would have been had it completed the acquisition of the Property on June 30, 2015, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	June 30, 2015	Acquisition		Pro Forma as of
	As Reported	Pro Forma Adjustments		June 30, 2015
	(a)
ASSETS
Investment in real estate assets:
Land	$50,549	$4,945	(b)	$55,494
Buildings and improvements, net	516,603	103,716	(b)	620,319
Acquired intangible lease assets, net	71,209	11,178	(b)	82,387
Total investment in real estate assets, net	638,361	119,839		758,200
Cash and cash equivalents	21,598	(2,515)	(c)	19,083
Restricted cash	1,897	—		1,897
Rents and tenant receivables	7,053	—		7,053
Prepaid expenses, derivative assets and other assets	1,844	—		1,844
Deferred financing costs, net	4,723	—		4,723
Total assets	$675,476	$117,324		$792,800

LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility and notes payable	$370,523	$109,962	(d)	$480,485
Line of credit with affiliate	30,000	—		30,000
Accounts payable and accrued expenses	2,228	—		2,228
Escrowed investor proceeds	59	—		59
Due to affiliates	500	—		500
Acquired below market lease intangibles, net	7,893	—		7,893
Distributions payable	1,556	—		1,556
Deferred rental income, derivative liability and other liabilities	2,657	—		2,657
Total liabilities	415,416	109,962		525,378
Commitments and contingencies
Redeemable common stock	6,499	—		6,499
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock (including pro forma adjustment), $0.01 par value; 490,000,000 shares authorized, 31,705,722 shares issued and outstanding	306	10	(e)	316
Capital in excess of par value	265,987	9,867	(e)	275,854
Accumulated distributions in excess of earnings	(14,276)	(2,515)	(f)	(16,791)
Accumulated other comprehensive income	1,544	—		1,544
Total stockholders’ equity	253,561	7,362		260,923
Total liabilities and stockholders’ equity	$675,476	$117,324		$792,800
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2015
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on June 30, 2014, the date that construction of the Property was completed.
This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2015, as presented in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on June 30, 2014, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Six Months Ended June 30, 2015 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Six Months Ended June 30, 2015
	(a)
Revenues:
Rental and other property income	$24,933	$4,254	(b)	$29,187
Tenant reimbursement income	1,814	244	(c)	2,058
Assignment fee income	12,767	—		12,767
Total revenue	39,514	4,498		44,012

Expenses:
General and administrative expenses	1,571	68	(d)	1,639
Property operating expenses	2,773	244	(e)	3,017
Advisory fees and expenses	2,644	449	(f)	3,093
Acquisition-related expenses	645	—		645
Depreciation	7,311	1,460	(g)	8,771
Amortization	3,276	364	(g)	3,640
Total operating expenses	18,220	2,585		20,805
Operating income	21,294	1,913		23,207

Other expense:
Interest expense and other	(7,875)	(2,090)	(h)	(9,965)
Total other expense	(7,875)	(2,090)		(9,965)
Net income	$13,419	$(177)		$13,242

Weighted average number of common shares outstanding:
Basic and diluted	27,057,062	1,085,443	(i)	28,142,505

Net income per common share:
Basic and diluted	$0.50			$0.47
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2014
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on June 30, 2014, the date that construction of the Property was completed.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2014, as presented in its Annual Report on Form 10-K filed with the SEC on March 30, 2015. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on June 30, 2014, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2014 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2014
	(a)	(b)
Revenues:
Rental and other property income	$15,781	$4,312	(c)	$20,093
Tenant reimbursement income	2,065	244	(d)	2,309
Total revenue	17,846	4,556		22,402

Expenses:
General and administrative expenses	1,325	80	(e)	1,405
Property operating expenses	2,381	244	(f)	2,625
Advisory fees and expenses	1,638	449	(g)	2,087
Acquisition-related expenses	14,726	—		14,726
Depreciation	4,574	1,460	(h)	6,034
Amortization	1,726	364	(h)	2,090
Total operating expenses	26,370	2,597		28,967
Operating loss	(8,524)	1,959		(6,565)

Other income (expense):
Interest and other income	1	—		1
Interest expense	(4,193)	(1,980)	(i)	(6,173)
Total other expense	(4,192)	(1,980)		(6,172)
Net loss	$(12,716)	$(21)		$(12,737)

Weighted average number of common shares outstanding:
Basic and diluted	10,174,511	550,156	(j)	10,724,667

Net loss per common share:
Basic and diluted	$(1.25)			$(1.19)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
June 30, 2015

Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2015
a.    Reflects the Company’s historical condensed consolidated balance sheet as of June 30, 2015.
b.    Reflects the preliminary allocation of the $119.8 million purchase price related to the acquisition of the Property, which is preliminary and subject to change.
c.     Represents cash paid for costs incurred to complete the Property acquisition, including title, legal, accounting and other related costs, as well as the acquisition fee of approximately $2.4 million, or 2% of the purchase price, that was paid to an affiliate of the Company’s advisor.
d.    Represents borrowings on the Amended Credit Facility incurred to finance the acquisition of the Property.
e.    Represents the issuance of common shares required to generate sufficient offering proceeds to fund the purchase of the Property on June 30, 2015, as reflected in the Pro Forma Condensed Consolidated Balance Sheet (Unaudited).
f.    Adjustment reflects the effect of expensing acquisition-related costs as required under GAAP. The amount represents costs incurred to complete the acquisition of the Property, including title, legal, accounting and other related costs, including the acquisition fee.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2015
a.    Reflects the Company’s historical condensed consolidated results of operations for the six months ended June 30, 2015.
b.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property. Rental revenue at the Property commenced on June 30, 2014.
c.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
d.     Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
e.    Reflects the property operating expenses for the Property based on historical operating results of the Property.
f.     Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
g.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
h.    Represents interest expense associated with borrowings on the Amended Credit Facility incurred to finance the acquisition of the Property, as well as interest expense associated with a note payable. Assumes the Company financed the original purchase of the Property with the Amended Credit Facility, and shortly thereafter partially paid down the Amended Credit Facility borrowings related to the Property by obtaining separate financing through a note payable.
i.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on June 30, 2014, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on June 30, 2014.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - (cont.)
June 30, 2015

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2014
a.    Reflects the Company’s historical consolidated results of operations for the year ended December 31, 2014.
b.    In connection with the purchase of the Property, the Company incurred $2.5 million of acquisition-related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2014, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property. Rental revenue at the Property commenced on June 30, 2014.
d.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
e.     Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
f.    Reflects the property operating expenses for the Property based on historical operating results of the Property.
g.     Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
h.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
i.    Represents interest expense associated with borrowings on the Amended Credit Facility incurred to finance the acquisition of the Property, as well as interest expense associated with a note payable. Assumes the Company financed the original purchase of the Property with the Amended Credit Facility, and shortly thereafter partially paid down the Amended Credit Facility borrowings related to the Property by obtaining separate financing through a note payable.
j.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on June 30, 2014, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2015	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Christine T. Brown
	Name:	Christine T. Brown
	Title:	Vice President of Accounting and Principal Accounting Officer
(Principal Accounting Officer)